LIBERTY TAX-MANAGED GROWTH FUND
                       LIBERTY TAX-MANAGED GROWTH FUND II

                                  (the "Funds")

                            SUPPLEMENT TO PROSPECTUS
                  (Replacing Supplement dated November 1, 2000)

On December 13-14, 2000, the Board of Trustees approved interim sub-advisory agreements with Stein Roe Investment Counsel LLC (SRIC) on behalf of the Funds. SRIC is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. and was established to be a successor to the business previously conducted by the Private Capital Management (PCM) division of Stein Roe & Farnham Incorporated (SRF), the Funds' investment advisor. A core portfolio team of investment professionals within PCM runs the day-to-day business of each Fund, including placing all orders for the purchase and sale of each Fund's portfolio securities. In a transaction scheduled to close by December 31, 2000 (Closing), Liberty will sell its entire interest in SRIC, and SRIC will become an unaffiliated entity that will be operated and substantially owned by former executives of PCM. At special meetings to be held on December 27, 2000, shareholders of each Fund will be asked to approve a sub-advisory agreement with SRIC, which, if approved at the special meetings, will be effective on or about January 1, 2001 (Sub-Advisory Agreements). The same core portfolio team of PCM investment professionals that has been running the day-to-day business of each Fund is expected to continue to do so as part of SRIC.

On or about December 15, SRF and SRIC will enter into interim sub-advisory agreements on behalf of the Funds, which will be on substantially the same terms as the Sub-Advisory Agreements and which will terminate automatically on the Closing date. In the event that the requisite shareholder vote for the Sub-Advisory Agreements is not obtained by the Closing date, SRF and SRIC will enter into another set of interim sub-advisory agreements, again on substantially the same terms as the Sub-Advisory Agreements but with additional provisions required by Rule 15a-4 under the Investment Company Act of 1940. Rule 15a-4 allows SRIC, upon the termination of the previous interim sub-advisory agreements, to continue to act as sub-adviser with respect to the Funds for a period of up to 150 days after the Closing date. When the Funds obtain the requisite shareholder approval for the Sub-Advisory Agreements, these interim sub-advisory agreements will be terminated and the Sub-Advisory Agreements will take effect.

                                                               December 15, 2000